Prime Credit Card Master Trust					13-Jan-03
					04:50 PM
Settlement Statement
-	-	--

Distribution Date:					15-Jan-03

Monthly Period:		December, 2002
		01-Dec-02
		04-Jan-03

(i) Collections					$534,273,244
Finance Charge					60,414,999
Principal					473,858,245

(ii) Investor Percentage - Principal Collections					04-Jan-03

	Series 2000-1				20.0%
	A				16.8%
	B				1.6%
	C				1.6%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				20.0%
	A				16.8%
	B				1.6%
	C				1.6%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iv) Distribution Amount per $1,000				15-Jan-03

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$826.571
	A				1,001.904
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$375,140,935.88

(v) Allocation to Principal per $1,000				15-Jan-03

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$825.000
	A				1,000.000
	B				0.000

	Total $'s Distributed				$374,849,721.62
	Series 2000-1				$0.00
	Series 1992-3				$374,849,721.62

(vi) Allocation to Interest per $1,000				15-Jan-03

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$1.571
	A				1.904
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$291,214.26

(vii) Investor Default Amount

	Series 2000-1				$3,089,526.61
	A				$2,595,150.45
	B				247,188.08
	C				247,188.08

	Series 1992-3				$1,246,422.20
	A				1,028,298.32
	B				218,123.89

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$793,666.67
	A				666,666.67
	B				63,500.00
	C				63,500.00

	Series 1992-3				$343,134.61
	A				283,086.05
	B				60,048.56

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			04-Jan-03		$2,482,806,628.06
Principal Receivables in Trust					$2,369,317,537.09

(xii) Invested Amount			04-Jan-03

	Series 2000-1				$476,200,000.00
	A				400,000,000.00
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					10.575%
Finance Charge Receivables Factor					4.571%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			87.18%	$1,921,849,421
	30 days			6.88%	$151,699,682
	60 days			1.72%	$37,884,127
	90 days			1.22%	$26,909,157
	120 days			0.86%	$19,010,090
	150 days			0.77%	$17,036,695
	180 days+			1.37%	$30,210,621
	Total			100.00%	$2,204,599,793

Last Updated on 1/15/03
By HO0DMW